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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-12267) of ViaCell, Inc. of our report dated March 29, 2005 relating to the financial statements.

/s/ PricewatterhouseCoopers LLP
Boston, MA
March 31, 2005